ACQUISITION (Tables) (Rave Reviews Cinemas, LLC)	12 Months Ended
Dec. 31, 2014
Rave Reviews Cinemas, LLC
ACQUISITION
Summary of allocation of the purchase price

(In thousands)	Total
(Successor)
Cash	$3,649
Receivables, net(1)	58
Other current assets	1,556
Property, net	79,428
Goodwill(2)	87,720
Deferred tax asset	3,752
Accrued expenses and other liabilities	(7,243)
Capital and financing lease obligations	(62,598)
Other long-term liabilities(3)	(13,990)

Total purchase price	$92,332

(1)	Receivables consist of trade receivables recorded at estimated fair value. The Company did not acquire any other class of receivables as a result of the acquisition of the Rave theatres.
(2)	Amounts recorded for goodwill are expected to be deductible for tax purposes.
(3)	Amounts recorded for other long-term liabilities consist of unfavorable leases and long-term deferred tax liabilities.